                                                                    EXHIBIT 10.9

                        SECOND AMENDMENT AND WAIVER TO
                               CREDIT AGREEMENT
                               ----------------


     This Second Amendment and Waiver to Credit Agreement (this "Second Amendment") is made as of April 30, 1999 by and between Law Office Information Systems, Inc., an Arkansas corporation (the "Borrower"), and Fleet National Bank, a national banking association (the "Bank").

     WHEREAS, the Borrower and the Bank are parties to a Credit Agreement dated as of August 20, 1998, as amended by a First Amendment To Credit Agreement dated as of December 31, 1998 (as amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Bank amend the Credit Agreement to, among other things, (i) increase the maximum permitted amount of SBLC line of Credit Advances and (ii) modify the dates on which the SBLC Line of Credit Advances shall convert to term notes and begin to amortize; and

     WHEREAS, the Borrower has also requested that the Bank waive the Borrower's obligation to comply with certain financial covenants set forth in the Credit Agreement for the fiscal period ended December 31, 1998; and

     WHEREAS, the Bank is willing to amend and waive certain provisions of the Credit Agreement, on the terms and conditions more fully set forth in this Second Amendment;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. All references in the Credit Agreement to the "Agreement" shall from and after the date hereof mean the Credit Agreement as amended by the First Amendment to Credit Agreement and by this Second Amendment.


     2. The term "Notes" as defined in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

          "Notes" shall mean collectively, the Revolving Credit Note, the Equipment Line of Credit Note and each Equipment Line of Credit Term Note, the $500,000 SBLC Line of Credit Note, the $3,500,000 SBLC Line of Credit Term Note and all other SBLC Line of Credit Notes, SBLC Line of Credit Term Notes and other notes which may be issued by the Borrower to the Bank pursuant to this Agreement, and all substitutions and replacements of any of the foregoing.

     3.   Sections 2.04, 2.05(a) and 2.06 and Exhibits 2.04(b) and 2.04(d) of
                                              ----------------     -------
the Original Credit Agreement are hereby amended by deleting said Sections and Exhibits in their entirety and substituting therefore the following:

          Section 2.04.  SBLC Line of Credit.
          ------------   -------------------

          (a)  General Terms.  Subject to the terms and conditions hereof, the
               -------------
     Bank has established a $7,000,000 SBLC Line of Credit in favor of the Borrower, pursuant to which the Bank has (i) made advances (each an "SBLC Line of Credit Advance" and collectively, the "SBLC Line of Credit Advances") directly to the Borrower in the aggregate principal amount as of April __, 1999 of $3,500,000 (the "$3,500,000 Outstanding SBLC Line of Credit Advances") to finance the development of the Borrower's law library databases; (ii) agreed to make up to $500,000 in aggregate principal amount of additional SBLC Line of Credit Advances (the $500,000 Additional SBLC Line of Credit Advances") to the Borrower during the period from April __, 1999 through the Additional SBLC Line of Credit Advance Expiration Date (as hereinafter defined) to finance additional developments of the Borrower's law library databases, and (iii) issued, and agreed to issue, from time to time through and until June 30, 1999 for the account of the Borrower, standby letters of credit pursuant to Section 2.05; provided, however, that
                                                         --------  -------
     the aggregate of (A) all outstanding SBLC Line of Credit Advances (including both the $3,500,000 Outstanding SBLC Line of Credit Advances and the $500,000 Additional Line of Credit Advances), and (B) the maximum aggregate liability of the Bank under all outstanding letters of credit issued by the Bank under Section 2.05 and under all outstanding letters of credit listed on Schedule 2.04 attached hereto ("L/C Obligations") shall at
                      -------------
     no time exceed $7,000,000 (the "Maximum SBLC Line of Credit"). The Borrower may not reborrow SBLC Line of Credit Advances once repaid and (i) to the extent that the Borrower has not borrowed the entire $500,000 of Additional SBLC Line of Credit Advances by the Additional SBLC Line of Credit Advance Expiration Date, the Borrower shall have no further right to borrow SBLC Line of Credit Advances under this Section 2.04. In addition, the Borrower shall have no further right to request L/C's under Section 2.05 after June 30, 1999.

          As used herein, the term "Additional SBLC Line of Credit Advance Expiration Date" shall mean the earlier of (i) May 15, 1999 or (ii) the date on which the Borrower receives proceeds from the issuance and/or sale of any of its debt or equity securities or interests.

          (b)  The SBLC Line of Credit Note.  All amounts owed by the Borrower
               ----------------------------
     with respect to the $500,000 Additional SBLC Line of Credit Advances shall be evidenced by a SBLC line of credit note in substantially the form attached hereto as Exhibit 2.04(b) (the "SBLC Line of Credit Note"), in the
                        ---------------
     original principal amount of $500,000, dated the date hereof and due and payable in full (together with all accrued and unpaid interest thereon) on the Additional SBLC Line of Credit Advance Expiration Date. Interest shall be payable on the SBLC Line of Credit Note as provided in Section 2.04(e).

          (c)  SBLC Line of Credit Payments. If at any time the aggregate amount
               ----------------------------
     of outstanding SBLC Line of Credit Advances (including both the $3,500,000 Outstanding SBLC Line of Credit Advances and the $500,000 Additional SBLC Line of Credit Advances) and L/C Obligations exceeds the Maximum SBLC Line of Credit, then the Borrower shall immediately pay such excess to the Bank, and the Bank may, without prior notice to the Borrower, charge any of Borrower's accounts with the Bank in order to effect such payment.

          (d)  The SBLC Line Credit Term Note. All amounts owed by the Borrower
               ------------------------------
     with respect to the $3,500,000 Outstanding SBLC Line of Credit Advances shall be evidenced by a SBLC line of credit term note in substantially the form attached hereto as Exhibit 2.04(d) (the "SBLC Line of Credit Term
                             ---------------
     Note"), in the original principal amount of $3,500,000, dated the date hereof and due and payable in thirty-two (32) equal monthly installments, each in the amount of $109,375, payable on the first day of each month commencing on May 1, 1999, with a final installment in the amount of the entire unpaid principal balance of the $3,500,000 Outstanding SBLC Line of Credit Advances (together with all accrued and unpaid interest thereon), due and payable on February 1, 2002. Interest shall be payable on the SBLC Line of Credit Term Note as provided in Section 2.04(e).

          (e)  Interest.  All SBLC Line of Credit Advances made by the Bank
               --------
     (including all amounts outstanding under the SBLC Line of Credit Note and under the SBLC Line of Credit Term Note) shall bear interest prior to the occurrence of an Event of Default or maturity (computed on the basis of actual number of days elapsed over a 360-day year) on the unpaid principal balance outstanding from time to time at a fluctuating rate per annum equal to the aggregate of (i) the Prime Rate, plus (ii) one and one-half percent (1.5%). From and after the occurrence and during the continuation of an Event of Default or maturity (whether by demand, acceleration or otherwise), the unpaid principal balance of the SBLC Line of Credit (including all amounts outstanding under the SBLC Line of Credit Note and under the SBLC Line of Credit Term Note) shall bear interest at a fluctuating rate per annum equal to four percent (4%) above the rate of interest otherwise payable with respect to the SBLC Line of Credit. Interest shall be payable monthly in arrears on the first day of the next succeeding month commencing September 1, 1998. The effective rate of interest shall change on each date on which the Prime Rate shall change.

          (f)  Requests for Advances.  Subject to the conditions of Section
               ---------------------
     2.04(a), each SBLC Line of Credit Advance to the Borrower shall be made on a Banking Day on notice given by the Borrower to the Bank prior to 11:00 a.m. Boston time on the date of the proposed borrowing. Each request for an SBLC Line of Credit Advance shall be made to the Bank in writing (including by facsimile) or by telephone by a duly authorized representative of the Borrower, and the Bank may rely upon any telephone request which it reasonably believes is made by such a representative, and shall specify the amount of such SBLC Line of Credit Advance (which must be a minimum of $100,000). The Borrower agrees to indemnify and hold the Bank harmless for any action, including the making of SBLC Line of Credit Advances hereunder, or loss or expense, taken or incurred by the Bank in good faith reliance upon such telephone request. At the time of the initial request for a SBLC Line of Credit Advance made under this
     Section 2.04(f), the Borrower shall have provided the Bank with a Compliance Certificate in the form required by Section 5.09(c) hereof. The Borrower hereby agrees (i) that the Bank shall be entitled to rely upon the most recent Compliance Certificate in its possession until it is superseded by another Compliance Certificate, and (ii) that each request for a SBLC Line of Credit Advance, whether by telephone or in writing or otherwise, shall constitute a confirmation of the representations and warranties contained in the most recent Compliance Certificate then in the Bank's possession.

          (g)  Expiration of SBLC Line of Credit.  The SBLC Line of Credit shall
               ---------------------------------
     expire (i) with respect to direct borrowings of SBLC Line of Credit Advances on the Additional SBLC Line of Credit Advance Expiration Date, and
     (ii) with respect to letters of credit under Section 2.05, on June 30, 1999, whereupon no further advances may be made thereunder.

     Section 2.05.  Letters of Credit.
     ------------   -----------------

          (a)  Issuance procedures.  The Borrower may request, and the Bank will
               -------------------
     arrange to issue standby letters of credit (individually, an "L/C", and collectively, with all outstanding letters of credit listed on Schedule
                                                                    --------
     2.04 attached hereto which shall be deemed to have been requested under
     ----
     this Section 2.05, the "L/C's") for the account of the Borrower; provided
                                                                      --------
     that after giving effect to all such L/C's the L/C Obligations at such time shall not exceed $7,000,000 less (i) the aggregate principal amount of all SBLC Line of Credit Advances outstanding at such time (including the principal amount of the SBLC Line of Credit Note and the SBLC Line of Credit Term Note). All L/C's shall have an expiration date not later than June 30, 2001. The Company shall deliver to the Bank an L/C application and L/C agreement together with the proposed form of such L/C (which, together with all schedules and exhibits thereto, shall be in form and substance satisfactory to the Bank and its counsel) and such other certificates, documents and other papers and information as the Bank may reasonably request. Any foreign beneficiary must be satisfactory to the Bank. Within five Banking Days following receipt of the above-described documents in satisfactory form, the Bank shall issue such L/C, provided that immediately prior to the issuance of such L/C and after giving effect thereto no Default or Event of Default shall have occurred and be continuing.

     Section 2.06.  Method of Payment.
     ------------   -----------------

          All payments and prepayments of principal and interest due under the Notes and of fees due hereunder shall be made by the Borrower to the Bank in lawful money of the United States in immediately available funds. Payments received by the Bank after 11:00 a.m. Boston time shall be deemed received on the next succeeding Banking Day. All payments of principal, interest or fees to be made to the Bank may be effected by the Bank debiting accounts of the Borrower with the Bank. If a Default or Event of Default has occurred or is continuing, all payments and prepayments made by the Borrower to the Bank hereunder shall apply first to all outstanding fees and expenses of the Bank, second to pay all interest and fees due in respect of the SBLC Line of Credit Note, the SBLC Line of Credit Term Note and the L/C's, third to pay all principal due under the SBLC

     Line of Credit Note, fourth to pay all principal due under the SBLC Line of Credit Term Note, and fifth toward any reimbursement obligations of the Borrower to the Bank in respect of L/C's.

     4. The Borrower has indicated to the Bank that as of December 31, 1998, the Borrower was not in compliance with the minimum annual revenue, minimum quick ratio, minimum tangible capital base and maximum quarterly net loss covenants set forth in Sections 5.28, 5.29, 5.30 and 5.32 of the Credit Agreement. Based upon the representations and warranties of the Borrower set forth herein, and subject to the terms and conditions of this Second Amendment, the Bank hereby waives the Events of Default resulting from the Borrower's failure to comply with the financial covenants set forth in Sections 5.28, 5.29,
5.30 and 5.32 of the Credit Agreement as at December 31, 1998. The foregoing waiver shall apply only to those specific Sections of the Credit Agreement referenced above and only as of December 31, 1998, and nothing herein shall be deemed to constitute an amendment, modification or waiver of any other covenant set forth in the Credit Agreement.

     5. The Borrower hereby represents and warrants that after giving effect to this Second Amendment, (a) all representations and warranties made by the Borrower in the Credit Agreement and the Security Documents are true and correct as of the date hereof (except for those representations which relate to a specific date which are true and correct on such date), and (b) the Borrower has performed and complied with all covenants and agreements required to be performed and complied with by it under the Credit Agreement and the Security Documents.

     6. Except as amended by this Second Amendment to Credit Agreement, all provisions of the Credit Agreement, the Security Documents and all other documents referred to therein shall remain in full force and effect after giving effect to this Second Amendment.

     7. The Obligations (as defined in the Security Documents executed and delivered by the Borrower and the Guarantor) of Borrower and the Guarantor to the Bank secured by its respective Security Documents shall be deemed to include any and all additional obligations of the respective parties created by the terms of this Second Amendment. The Borrower hereby grants in favor of the Bank, and confirms its prior grant in favor of the Bank, pursuant to the Security Documents, of security interests in substantially all of the Borrower's property and assets as security for the prompt payment and performance of all of the Obligations, including, without limitation, all obligations of the Borrower under this Second Amendment.

     8. Except as otherwise expressly set forth in paragraph 4 of this Second Amendment, the execution of this Second Amendment does not constitute a waiver by the Bank of, and does not in any way relieve the Borrower from any liability caused by, any breaches or defaults by the Borrower prior to the date hereof of any representations, warranties and covenants (including any financial covenants) contained in, the Credit Agreement, and the Bank expressly reserves any and all rights and remedies it may have in connection therewith or with respect thereto.

     9. The amendments and waiver set forth in this Second Amendment shall not be effective, and the Bank shall not be obligated to make any additional SBLC Line of Credit Advances or to issue any additional L/C's under the Credit Agreement, or otherwise amend, modify or alter the Original Credit Agreement unless and until all of the following conditions shall have been fulfilled or waived by the Bank:

          (a)  Execution of Notes.  The Borrower shall have executed and
               ------------------
     delivered to the Bank the SBLC Line of Credit Note and the SBLC Line of Credit Term Note, in each case in the form attached to this Second Amendment.

          (b)  Officer's Certificate for Borrower.  The Borrower shall have
               ----------------------------------
     delivered to the Bank a certificate substantially in the form of attached to the Credit Agreement with attached corporate resolutions authorizing the transactions contemplated by this Second Amendment.

          (c)  Acknowledgment by Guarantor.  Capital Resource Lenders III, L.P.,
               ---------------------------
     the Guarantor under that certain Limited Guaranty dated as of August 20, 1998, shall have acknowledged in writing that the Limited Guaranty shall remain in full force and effect after giving effect to this Second Amendment and all references in the Limited Guaranty (i) to the SBLC Line of Credit Note shall be deemed to refer to both the SBLC Line of Credit Note and the SBLC Line of Credit Term Note and (ii) to SBLC Line of Credit Advances shall be deemed to refer to all SBLC Line of Credit Advances made under the Credit Agreement, as amended by this Second Amendment.

          (d)  Acknowledgment of Purchasers under the Subordinated Note and
               ------------------------------------------------------------
     Securities Purchase Agreement and under the Subordination and Intercreditor
     ---------------------------------------------------------------------------
     Agreement.  Capital Resources Lenders III, L.P., CRP Investment Partners
     ---------
     III, L.L.C. and Rowland Moriarty, the Purchasers under that certain Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997, as amended (as so amended, the "Purchase Agreement") and under that certain Subordination and Intercreditor Agreement dated as of August 20, 1998 (the "Subordination and Intercreditor Agreement"), shall have acknowledged in writing that the Purchase Agreement and the Subordination and Intercreditor Agreement shall remain in full force and effect after giving effect to this Second Amendment, all references in the Purchase Agreement and the Subordination and Intercreditor Agreement to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Second Amendment, and all references in the Purchase Agreement to the CRL III Guaranty shall be deemed to refer to the Limited Guaranty referred to in paragraph 9(c) of this Second Amendment, after giving effect to this Second Amendment.

     10. The Borrower represents and warrants to the Bank that the Borrower has full power and authority and has taken all required corporate and other action necessary to permit it to execute and deliver and perform all of its obligations contained in this Second Amendment, and to borrow under the Credit Agreement, and none of such actions will violate any provision of law applicable to, or of the charter or by-laws of, the Borrower, or result in the breach of or constitute a default under any agreement or instrument to which the Borrower is a party or by which it is bound. This Second Amendment has been duly authorized and validly executed and is the valid and binding obligation of the Borrower enforceable in accordance with its respective terms. Neither the execution or delivery by the Borrower of this Second Amendment nor the performance by the Borrower of its respective obligations under this Second Amendment, the

Credit Agreement or the Security Documents, requires the consent, approval or authorization of any person or governmental authority.

     11. Promptly upon receipt of an invoice therefor, the Borrower will pay all legal fees of the Bank's counsel in connection with the preparation, negotiation, execution and delivery of this Second Amendment.

     12. This Second Amendment represents the entire agreement among the parties thereto relating to the amendment to the Credit Agreement effected hereby, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this amendment to the Credit Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

                              LAW OFFICE INFORMATION SYSTEMS, INC.

                                 /s/ Kyle D. Parker
                              By:______________________________________
                                 Name: Kyle D. Parker
                                 Title: President

                              FLEET NATIONAL BANK

                                 /s/ Scott D. Wheelock
                              By:______________________________________
                                 Name: Scott D. Wheelock
                                 Title: Vice President, High Technology Division

                          ACKNOWLEDGMENT OF GUARANTOR
                          ---------------------------


     The undersigned, Capital Resource Lenders III, L.P., the Guarantor under that certain Limited Guaranty dated as of August 20, 1998, hereby acknowledges that such Limited Guaranty remains in full force and effect after giving effect to the foregoing Second Amendment and Waiver to Credit Agreement and all references in such Limited Guaranty (i) to the SBLC Line of Credit Note shall be deemed to refer to both the SBLC Line of Credit Note and the SBLC Line of Credit Term Note and (ii) to SBLC Line of Credit Advances shall be deemed to refer to all SBLC Line of Credit Advances made under the Credit Agreement, as amended by the foregoing Second Amendment and Waiver to Credit Agreement.


Dated:  April __, 1999              CAPITAL RESOURCE LENDERS III, L.P.

                                    By:  Capital Resource Partners III, L.L.C.,
                                           its general partner


                                    By:_________________________________
                                    Name:
                                    Title:

                          ACKNOWLEDGMENT OF PURCHASERS
                          ----------------------------


     The undersigned, Capital Resources Lenders III, L.P., CRP Investment Partners III, L.L.C. and Rowland Moriarty, the Purchasers under that certain Subordinated Note and Securities Purchase Agreement dated as of November 24, 1997, as amended (as so amended, the "Purchase Agreement"), and under that certain Subordination and Intercreditor Agreement dated as of August 20, 1998 (the "Subordination and Intercreditor Agreement"), hereby acknowledge that the Purchase Agreement and the Subordination and Intercreditor Agreement remain in full force and effect after giving effect to the foregoing Second Amendment and Waiver to Credit Agreement, all references in the Purchase Agreement and the Subordination and Intercreditor Agreement to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by the foregoing Second Amendment and Waiver to Credit Agreement, and all references in the Purchase Agreement to the CRL III Guaranty shall be deemed to refer to the Limited Guaranty dated as of August 20, 1998 from Capital Resource Lenders III, L.P. in favor of the Bank, after giving effect to the foregoing Second Amendment and Waiver to Credit Agreement.

Dated:  April __, 1999        CAPITAL RESOURCE LENDERS III, L.P.

                              By:  Capital Resource Partners III, L.L.C.,
                                    its general partner


                              By:_________________________________
                              Name:
                              Title:

Dated:  April __, 1999        CRP INVESTMENT PARTNERS III, L.L.C.


                              By:_________________________________
                              Name:
                              Title:


Dated:  April __, 1999        ____________________________________
                              Rowland Moriarty

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